                              RITE AID CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
            PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 12, 2001

     This Notice of Guaranteed Delivery relates to the offer of Rite Aid Corporation ("Rite Aid") (i) to exchange (the "Convertible Notes Exchange Offer") 145 shares of common stock, par value $1.00 per share, of Rite Aid ("Common Stock") for each $1,000 principal amount of currently outstanding 5.25% Convertible Subordinated Notes due 2002 (CUSIP Nos. 767754AL8, 767754AK0 and U76659AA6) (the "Convertible Notes") and (ii) to exchange (the "Remarketable Securities Exchange Offer," and, together with the Convertible Notes Exchange Offer, the "Exchange Offers") 155 shares of Common Stock for each $1,000 principal amount of currently outstanding Dealer Remarketable Securities due 2003 (CUSIP Nos. 767754AM6 and U76659AB4) (the "Remarketable Securities," and together with the Convertible Notes, the "Exchange Offer Securities"). Subject to the terms and conditions of the Exchange Offers, Rite Aid will issue shares of Common Stock in exchange for up to $321,591,600 aggregate principal amount of Convertible Notes, representing 90% of the outstanding principal amount of the Convertible Notes, and for up to $93,825,000 aggregate principal amount of Remarketable Securities, representing 50% of the outstanding principal amount of the Remarketable Securities, that, in each case, are properly tendered and not withdrawn prior to the expiration of the Exchange Offers. If more than $321,591,600 aggregate principal amount of Convertible Notes are tendered, Rite Aid will purchase from each tendering holder of Convertible Notes an amount based on the proportion of Convertible Notes tendered by that holder to all Convertible Notes tendered. If more than $93,825,000 aggregate principal amount of Remarketable Securities are tendered, Rite Aid will purchase from each tendering holder of Remarketable Securities an amount based on the proportion of Remarketable Securities tendered by that holder to all Remarketable Securities tendered. Rite Aid will also pay accrued and unpaid interest up to the date of acceptance on Exchange Offer Securities Rite Aid accepts for exchange. For a more detailed description of the Common Stock Rite Aid is proposing to issue in the Exchange Offers, please see the section of the Offering Circular titled "Description of Capital Stock." The Convertible Notes Exchange Offer and the Remarketable Securities Exchange Offer are independent of each other and neither Exchange Offer is conditioned upon the exchange of a minimum principal amount of Exchange Offer Securities. You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept either or both Exchange Offers if you are a registered holder of Exchange Offer Securities and wish to tender any Exchange Offer Securities, but (1) the certificates for the Exchange Offer Securities are not immediately available, (2) time will not permit your certificates for the Exchange Offer Securities or other required documents to reach Mellon Investor Services, LLC, as exchange agent (the "Exchange Agent"), before 5:00 p.m., New York City time, on March 13, 2001 (or any such later date and time to which the applicable Exchange Offer may be extended (the "Expiration Date")) or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date. You may effect a tender of your Exchange Offer Securities if (a) the tender is made through an Eligible Guarantor Institution (as defined in the Offering Circular under the title "The Exchange Offers -- Procedures for Tendering Exchange Offer Securities"); (b) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the principal amount of Exchange Offer Securities you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission); (c) you guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Exchange Offer Securities, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offering Circular under the title "The Exchange Offers -- Procedures for Tendering Exchange Offer Securities") of transfer of the Exchange Offer Securities into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Offering Circular under the title "The Exchange Offers -- Procedures for Tendering Exchange Offer Securities") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and
(d) the Exchange Agent receives the certificates for all physically tendered Exchange Offer Securities, in proper form for transfer, or a Book-Entry

Confirmation of transfer of the Exchange Offer Securities into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

           Delivery To: Mellon Investor Services, LLC, Exchange Agent


   By Regular or Certified Mail:           By Overnight Courier:                     By Hand:
   Mellon Investor Services, LLC       Mellon Investor Services, LLC      Mellon Investor Services, LLC
          P.O. Box 3301                     85 Challenger Road              120 Broadway, 13th Floor
     South Hackensack, NJ 07606              Mail Stop -- Reorg                 New York, NY 10271
  Attention: Reorganization Dept.        Ridgefield Park, NJ 07660       Attention: Reorganization Dept.
    (registered or certified mail     Attention: Reorganization Dept.
           recommended)

                                  By Facsimile:
                     (Eligible Guarantor Institutions Only)

                                 (201) 296-4293


                             To Confirm by Telephone
                            or for Information Call:

                                 (201) 296-4860

     DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:


     Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Rite Aid Corporation the principal amount of Convertible Notes set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures."

  Principal amount of Convertible Notes tendered:*      If Convertible Notes will be delivered by
                                                        book-entry transfer to The Depository Trust
                                                        Company, provide account number.
  $ ------------------------------------
  Certificate Nos. (if available):                      Account Number --------------------


-----------------------------------------------------
  Total principal amount represented by Convertible
  Notes certificate(s):

  $ ------------------------------------

--------------------------------------------------------------------------------
     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE




X  ________________________   _________________

X  ________________________   _________________
   Signature(s) of Owner(s)   Date
   or Authorized Signatory


   Area Code and Telephone Number: (  )_________________________


     Must be signed by the holder(s) of Convertible Notes as their name(s) appear(s) on certificates for Convertible Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):       ----------------------------------------------------------------------

               ----------------------------------------------------------------------

               ----------------------------------------------------------------------

Capacity:      ----------------------------------------------------------------------

Address(es):   ----------------------------------------------------------------------

               ----------------------------------------------------------------------

               ----------------------------------------------------------------------

----------
*     Convertible Notes must be in a minimum principal amount of $1,000.

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Convertible Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Convertible Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.


 ------------------------------------          ------------------------------------
             Name of Firm                              Authorized Signature
 ------------------------------------          ------------------------------------
               Address                                         Title
 ------------------------------------          Name:-------------------------------
               Zip Code                        (Please Type or Print)


 Area Code and Tel. No. -------------          Dated: -----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR CONVERTIBLE NOTES WITH THIS FORM.
      CERTIFICATES FOR CONVERTIBLE NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


     Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Rite Aid Corporation the principal amount of Remarketable Securities set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures."

  Principal amount of Remarketable Securities     If Remarketable Securities will be delivered by
  tendered:*                                      book-entry transfer to The Depository Trust
                                                  Company, provide account number.
  $ ------------------------------------
  Certificate Nos. (if available):                Account Number --------------------


-----------------------------------------------
  Total principal amount represented by
  Remarketable Securities certificate(s):

  $ ------------------------------------

--------------------------------------------------------------------------------
     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE




X ____________________________   ________________

X ____________________________   ________________
   Signature(s) of Owner(s)      Date
   or Authorized Signatory

   Area Code and Telephone Number: (   )_________________________

     Must be signed by the holder(s) of Remarketable Securities as their name(s) appear(s) on certificates for Remarketable Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):       ______________________________________________________________________

               ______________________________________________________________________

               ______________________________________________________________________

Capacity:      ______________________________________________________________________

Address(es):   ______________________________________________________________________

               ______________________________________________________________________

               ______________________________________________________________________

----------
*     Remarketable Securities must be in a minimum principal amount of $1,000.

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Remarketable Securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Remarketable Securities into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.




     ------------------------------------      ------------------------------------
                 Name of Firm                          Authorized Signature
     ------------------------------------      ------------------------------------
                   Address                                     Title
     ------------------------------------     Name:--------------------------------
                   Zip Code                   (Please Type or Print)


 Area Code and Tel. No. ------------------    Dated: ------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR REMARKETABLE SECURITIES WITH THIS FORM.
      CERTIFICATES FOR REMARKETABLE SECURITIES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.